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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2005

                               __________________

                             SCHOLASTIC CORPORATION
               (Exact Name of Registrant as Specified in Charter)
                               __________________


           DELAWARE                 000-19860               13-3385513
 (State or Other Jurisdiction     (Commission             (I.R.S. Employer
      of Incorporation)            File Number)          Identification No.)


                557 BROADWAY, NEW YORK,                    10012
                       NEW YORK                          (Zip Code)
       (Address of Principal Executive Offices)

                                 (212) 343-6100
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

                               __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

On March 17, 2005, Scholastic Corporation issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for its quarter ended February 28, 2005.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be incorporated by reference into any of Scholastic's filings with the SEC under the Securities Act of 1933.


Item 9.01  Financial Statements and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    The following exhibit is filed as part of this report:

       Press release of Scholastic Corporation, dated March 17, 2005, is filed as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2005                       SCHOLASTIC CORPORATION
                                           (Registrant)

                                           /s/ Mary A. Winston
                                           -------------------
                                           Name: Mary A. Winston
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Number     Exhibit
------     -------

99.1       Press release of Scholastic Corporation, dated March 17, 2005.